EXHIBIT 4
                                                                      ---------

    COMMON STOCK                                                    COMMON STOCK

         NUMBER                                                        SHARES
      --SPECIMEN--                                                  --SPECIMEN--

                 [SECURITY FIRST TECHNOLOGIES CORPORATION LOGO]


                     SECURITY FIRST TECHNOLOGIES CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            SEE REVERSE SIDE FOR
                                                               CERTAIN LEGENDS
                                                              CUSIP 814279 10 5

This Certifies that -- SPECIMEN--

is the owner of   --SPECIMEN--

                     FULLY PAID AND NONASSESSABLE SHARES OF
                  COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

Security First Technologies Corporation (the "Corporation"), a Delaware corporation with its principal executive office located in Atlanta, Georgia. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:                                   SECURITY FIRST TECHNOLOGIES CORPORATION
               [SEAL APPEARS HERE]       BY:

         SECRETARY                                      PRESIDENT

COUNTERSIGNED AND REGISTERED:
           WACHOVIA BANK, N.A.
           (WINSTON-SALEM, N.C.)              TRANSFER AGENT
                                              AND REGISTRAR
BY:
           AUTHORIZED SIGNATURE

                     SECURITY FIRST TECHNOLOGIES CORPORATION

     The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of Security First Technologies Corporation (the "Corporation") as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation at its principal executive office.




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM    - as tenants in common                    UNIF GIFT MIN ACT-__________Custodian__________
         TEN ENT    - as tenants by the entireties                                   (Cust)             (Minor)
         JT TEN     - as joint tenants with right of                               under Uniform Gifts to Minors
                      survivorship and not as tenants                              Act_______________
                      in common                                                          (State)

                                       Additional abbreviations may also be used
                                             though not in the above list.

         For value received, ____________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[RECTANGULAR BOX APPEARS HERE]

________________________________________________________________________________
  (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________ shares represented by the within certificate, and do hereby irrevocably constitute and appoint __________________

________________________________________________________________________________

Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated_________________________


                              __________________________________________________
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



SIGNATURE(S) GUARANTEED:      THE  SIGNATURE(S)   SHOULD  BE  GUARANTEED  BY  AN
                              ELIGIBLE     GUARANTOR     INSTITUTION     (BANKS,
                              STOCKBROKERS,  SAVINGS AND LOAN  ASSOCIATIONS  AND
                              CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN  APPROVED
                              SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                              S.E.C. RULE 17Ad-15.